Exhibit 99.1

1 I N V E S T O R P R E S E N T A T I O N M a rc h 2 0 2 1

S a f e H a r b o r / N o n - G AA P F i n a n c i a l D i s c l o s u r e s Fo r wa r d - Lo o ki n g S tate m e n ts This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward - looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions. In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward - looking statements. The words “anticipate”, “believe”, “continue”, “can”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “scheduled”, “seek”, “should”, “will”, “would” and similar expressions, among others, and negative expressions including such words, may identify forward - looking statements. These forward - looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our in ter pretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward - looking statements. This could occur as a result of various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long - term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; government regulation of our industries; income trends with respect to B2/B3 gaming machines in the United Kingdom (“UK”) following a substantial reduction of maximum permitted bets, which came into effect on April 1, 2019; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; our ability to effectively integrate the operations of businesses we acquire, and to grow and expand such operations, the potential effect of the Coronavirus pandemic, and other factors described in our Annual Report on Form 10 - K for the year ended December 31, 2019, our Quarterly Report on Form 10 - Q for the period ended September 30, 2020 and our other filings with the SEC. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward - looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward - looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC. Financial Information and Non - GAAP Financial Measures All years represented in this presentation are fiscal years unless otherwise indicated. For 2019, presentation is shown on a calendar year basis to conform to our current fiscal year ending December 31, which was changed from September 30 commencing in 2019. All information presented for quarterly periods is unaudited. We were formed in Delaware on May 30, 2014 under the name Hydra Industries Acquisition Corp. (“Hydra”) as a “blank check company” for the purpose of acquiring one or more operating businesses or assets. On December 23, 2016, we consummated our initial business combination by acquiring the Inspired Gaming Group. Such acquisition and related transactions are referred to collectively as the “Business Combination” or the “Merger”. We changed our name from Hydra Industries Acquisition Corp. to Inspired Entertainment, Inc. upon consummation of the Business Combination. This presentation contains certain historical and pro forma financial measures that have not been prepared in accordance with United States generally accepted accounting principles (“non - GAAP”). A “non - GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts that are different than the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles (“GAAP”) in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use such measures to analyze our operating performance and because certain of the measures are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non - GAAP financial measures to the most comparable GAAP measures. EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock - based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Nil Margin Hardware Sales) is defined as revenue excluding for hardware sales that are sold at nil margin with the intention of securing longer term recurring revenue streams. The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non - GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non - GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP. Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non - GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as constant currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for constant currency movement. Certain of the trademarks used herein are trademarks of third parties. 2

# Proven and Experienced Management Team







| Name | Lorne Weil | Brooks Pierce | Daniel Silvers | Stewart Baker | Carys Damon |
|---|---|---|---|---|---|
| Position | Executive Chairman | President and Chief Operating Officer | Executive Vice President and Chief Strategy Officer | Executive Vice President and Chief Financial Officer | General Counsel and Corporate Secretary |
| Prior Experience | Chairman of the Board & CEO of Scientific Games | Aristocrat, Scientific Games, Sportech | IGT, bwin.party, Fortress Investment Group | Experian, Deloitte | Marriot Harrison LLP |

INSPIRED
ESSENTIAL ENTERTAINMENT

3

# Highlights

## A leading omni-channel B2B provider of Gaming, Leisure, Virtual Sports and Interactive content globally

- A leading presence in the UK, Greece and Italy with significant momentum in North America
- Combination of strong technology and top-performing content drive over 80% recurring revenue business[1]

## Significant momentum in Online Business as gaming migrates online

- Aggregate monthly revenue from Inspired's online businesses[2] rose from $1.7 million[3] in January 2020 to $4.4 million[3] in December 2020
- Jurisdictional expansion in North America, Europe, South America; new commercial agreements with Entain, Snaitech, Stoiximan, OPAP; and continued strong product development
- New customers acquired will represent an attractive monetization opportunity going forward

## Well positioned to recover quickly as retail venues reopen

- Gaming and Virtual Sports largely returned to pre-COVID levels in customer's reopened retail venues in Q3 2020
- Over 80% of 2020 revenues were recurring in nature[1], underpinned by participation-based, long-term contracts
- Existing installed base of over 80,000 devices[3] positions Inspired for immediate revenue generation upon retail venues reopening (no capital outlay required to fund restart)
- Retail venues are better situated to adapt to social distancing measures than full scale casinos (typically 2 machines per pub vs. 3,300+ for casinos)[4]

## Strong liquidity position and limited "cash burn" to sustain Inspired through COVID-19 pandemic

- EBITDA positive during retail closures in Q2 2020 and Q4 2020
- Current liquidity bolstered by income payments related to our contractual revenue share of our UK customers' VAT rebates

INSPIRED
ESSENTIAL ENTERTAINMENT

Note: All figures converted to USD based on exchange rate of 1.39 GBP/USD.
(1) Recurring revenue includes revenue generated from participation-based contracts and licensing arrangements which are amortized over a multi-year period. 2020 Recurring revenue excludes VAT-related revenue. (2) Online business includes Online Virtuals and Interactive. (3) Assuming FX rate of 1.37. (3) Includes over 50,000 gaming machines, over 18,000 amusement entertainment solutions and over 16,500 self-service betting terminals. (4) Average B1, B2 and B3 gaming machines per casino in the UK between April 2018 and March 2019 per H2GC as of April 23, 2020.

4

K e y D r i v e r s i n I n s p i r e d B u s i n e s s e s C

# Recent Key Highlights

Gaming

- Emerging North American VLT business
  - Entry into Illinois VLT market with 429 cabinets sold through Q4 2020 –Inspired cabinets have consistently outperformed competitors for Illinois trial customers
  - 100 VLTs have been placed with Western Canada Lottery Corporation
- Encouraging results from betting shops and retailers reopening post-COVID-19:
  - Peak 2020 Revenue and Adjusted EBITDA in October, excluding VAT-related income, continuing sequential monthly growth trend from Q3 2020
  - On average in Q3 2020, the UK, Italy and Greece VLTs were operating largely at pre-COVID levels on a per unit basis. Particularly compelling in Greece given an 1,100 unit increase to the installed base.

Virtual Sports

- Q4 2020 Online Virtuals revenue increased 90% year over year
- Contracts with DraftKings, FanDuel, BetMGM, Borgata and partypoker to provide V-Play Plug & Play™, an online virtual sportsbook product
- New agreements in Q1 2021 with Snaitech in Italy, The CAGE Companies in the Caribbean and Entain for all of their brands
- DC Lottery to launch virtual sports in both land-based and interactive platforms. PA Lottery's 2020 full year sales grew over 250% year over year even with sports bars in PA closed and after normalizing for promotions
- High profile televised virtual events:
  - Virtual Kentucky Derby televised on NBC with 1.7M viewers and Virtual Grand National 2020 with 4.8M viewers in Q2 2020
  - Greatest Ever Cox Plate and Virtual Lexus Melbourne Cup in Australia in Q4 2020

Interactive

- Q4 2020 Interactive revenues increased 94% year over year and 2020 Interactive revenues increased 180.6% year over year on a pro forma basis including the NTG acquisition
- Licensed in Michigan in Q1 2021 and West Virginia in Q4 2020
- Expanded portfolio of Interactive RGS Aggregators to include Scientific Games, Playtech, Microgaming, Relax Gaming, iForium, Pariplay, SBTech and GAN



DEAL OR NO DEAL

INSPIRED
JAGR'S
SUPER SLOT

CENTURION

Substantial Recurring Revenue Supported by Long - Term Participation - Based Contracts G a m i n g $ 1 1 0 M M 7 1% (2) V i r t u a l S p o r t s $ 33 M M 94% I n s p i r e d F Y 2 0 2 0 R e c u rr i n g R e v e n u e (1) $ 2 00 M M 84% (2) Inspired L a r g e i n s t a ll e d b a s e P a rt i c ip a t i o n - d r i v e n m o d e l I mm e di a t e r e v e nu e g e n e r a t i o n o n c e r e t a il v e nu e s r e o p e n Land - based customers who are better s i t u a t e d t o i m p l e m e n t p o t e n t i a l s o c i a l di s t a n c i n g r e q u i r e m e n t s Products essential to generating revenue for customers L o n g - t e r m c o n tr a ct s Non - recurring Recurring Note : All figures converted to USD based on exchange rate of 1 . 39 GBP/USD . (1) Recurring revenue includes revenue generated from participation - based contracts and licensing arrangements which are amortized over a multi - year period . (2) Gaming recurring revenue percentage excludes $ 42 . 2 million VAT - related revenue . Including VAT - related revenue, Gaming recurring revenue was 44 % of total Gaming revenue . Interactive $ 1 3 M M 99% L e i s u r e $ 44 M M 94% 7

8 R e op e n i n g H a s D e m o n s t r a t e d B u s i n e s s R e s i l i e n c e R e c e n t B u s i n e s s U pd a t e  Inspired was able to return to growth in Q3 2020 after the initial COVID - 19 lockdowns in Europe due to our comprehensive COVID - 19 mitigation plan and the strength of our Virtual Sports and Interactive businesses — Worldwide media attention and brand awareness from high profile Virtuals events — Turnover volumes increased within existing clients — Strong pipeline of opportunities, including new contracts with DraftKings, FanDuel, GVC, Stoiximan, Oregon Lottery, and several Interactive content aggregators  Gaming and Virtual Sports largely returned to pre - COVID levels in customers’ reopened retail venues in Q3 2020  Strong recovery bolstered by additional liquidity provided by VAT - r e l a t e d i n c o m e p a y m e n t s i n Q 3 a n d Q 4 2 0 2 0 . $ 1 0 . 1 A D J U S T E D E B I T D A ( $ M I L L I O N S ) $ 3 4 . 9 (1) $ 2 5 . 0 (1) $2.1 Q 1 2 0 2 0 Q 2 2 0 2 0 Q 3 2 0 2 0 Q 4 2 0 2 0 (1) Adjusted EBITDA includes VAT - related income of $9.1 million in Q3 2020 and $ 3 1 . 7 m i ll i on i n Q 4 2 0 2 0 .

# Significant Momentum in Online

*Online revenues between Online Virtuals and Interactive nearly doubled in Q4 2020 versus Q4 2019*

**Q2 2019**
Signed deal to provide online casino games to Loto-Quebec

Launched Interactive content with Lottomatica, Novibet, L&L and Svenska Spel

**Q3 2019**
Inspired Interactive content live with Virgin Bet

**Q4 2019**
Launched online casino games across 888's full estate

Golden Nugget launched Interactive content

**Q1 2020**
Interactive RGS Content launched with Sky Vegas and Resorts

Expanded aggregators to include Microgaming, Relax Gaming, iForium and Pariplay

**Q2 2020**
Signed contract with DraftKings and Fan Duel to provide Online Virtuals and Interactive

Signed distribution deal with GAN

Launched interactive slot content with Lottoland, Boylsports, Harrah's New Jersey and Casumo

**Q3 2020**
Stoiximan and Kindred went live with Interactive content

Launched Interactive content for Caliente

Q2 2019 — Q3 2019 — Q4 2019 — Q1 2020 — Q2 2020 — Q3 2020 — Q4 2020 — Q1 2021

**Q2 2019**
Announced Virtual Sports products are live online with Caesars, Golden Nugget and Resorts Casino

**Q3 2019**
Signed exclusive license deal with NFL Alumni to utilize the name, brand, image, persona and likeness of the NFLA members to be commercially used in virtual football games

**Q1 2020**
Launched V-Play Basketball on bet365.com

**Q2 2020**
Hosted Virtual Grand National & virtual Kentucky Derby on national television

Announced plans to launch Virtual Sports with Oregon Lottery

Signed licensing agreement with Scientific Games to make virtual sports available through their sports betting aggregation platform

**Q3 2020**
Launched Virtuals online with Sisal Sans in Turkey

**Q4 2020**
Signed agreement with Intralot to launch Virtuals in both retail and interactive outlets for the DC Lottery

**Q1 2021**
Expanded Virtuals agreement with Entain including New Jersey

Expanded Snaitech agreement in Italy

Issued provisional supplier license for iGaming in Michigan

CENTURION
CENTURION
BONUS

# GAMING

- Gaming growth shifting from large casinos to many distributed venues
- Inspired is a leader in server based gaming with ~32,000 machines live and top games in key jurisdictions, including UK, Greece, Italy and North America with its recent launch in Illinois
- Revenue primarily generated through long-dated revenue share contracts (vs. product sales)



2019 GAMING REVENUE BY GEOGRAPHY
Rest of the World 7%
Italy 10%
Greece 22%
UK 61%

Based on revenue for the twelve months ended December 31, 2019.

INSPIRED
ESSENTIAL ENTERTAINMENT

10

11 Well Positioned for North America Route Markets  Inspired’s Valor Œ terminal commercially entered Illinois i n Q 4 2 0 1 9 — 429 Valor terminals sold since launching in Q4 2019 — Nearly every major Illinois operator trialed Valor and all r e s u l t e d i n f o ll o w - o n o r d e r s — New Illinois legislation allows: — 6 machines per video gambling establishment (up from 5) — I n c r ea s e d $ 4 s t a ke s a n d u p t o $ 1 , 1 99 p r i z e s  F i r s t V L T s a l e i n t o C a n ad a — 100 Valor terminals placed with Western Canada Lottery C o r p o r a t i o n i n ea r l y 2 0 2 1 11 6 2 7 7 2 7 7 33 1 4 2 9 4 0 0 350 3 0 0 250 2 0 0 150 100 50 0 4 5 0 Q 4 2 0 1 9 Q 1 2 0 2 0 Q 2 2 0 2 0 Q 3 2 0 2 0 Q 4 2 0 2 0 BringingInnovationtoStagnantMarketplace C u m u l a t i v e V a l o r Œ T e r m i n a l s S o l d 500

# VIRTUAL SPORTS

- Creator and world leader
  - Largest portfolio, including basketball, football, horse racing and soccer
  - Continual stream of fast-paced action, ultra-realistic player simulations and a tremendous breadth of bet types
  - Cross-over product between sports betting and casino gaming
- High margin with revenue primarily generated through revenue share contracts
- Popular in betting shops in the UK, Italy and Greece and online
- Expanding portfolio of North American customers, including Pennsylvania Lottery and Washington DC Lottery


44,000+
retail channels
100+ websites

INSPIRED
ESSENTIAL ENTERTAINMENT

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INTERACTIVE 1 3 $ 5 .9 $ 6. 3 $ 7 . 1 $ i n millio n s  Online gaming operators use our top - performing game titles online and on mobile devices worldwide  Interactive Adjusted EBITDA grew from $0.1 million to $7.5 million between 2019 and 2 0 2 0 w i t h i n c r e m e n t a l m a r g i n e x pa n s i o n  Expected to be a high - growth, high - margin recurring revenue business — Interactive Revenues doubled in Q4 2020 year over year — Granted provisional supplier license for iGaming in Michigan P r o F o r m a I n t e r a c t i v e R e v e nu es $13.3 C Y 2 0 1 7 C Y 2 0 1 8 C Y 2 0 1 9 C Y 2 0 2 0 For 2017 - 2019 periods, Interactive revenue is shown on a pro forma basis to i n c l u d e N T G a c q u i s i t i o n .

Increased Share of Multi-Billion High-Growth Segment

iGaming Projected to Grow to $89.5 billion in 2024

- Worldwide Interactive gaming sector generated $61.6 billion(1) in 2019 and is expected to grow due to secular demand drivers:
  - Increased time on device
  - New state legislation to combat budget deficits
  - Rapid pace of technological change

- Customers are large well-capitalized operators and Inspired is gaining share with top performing games in the UK, Italy, Greece and North America



Global Total Interactive Gross Win
$ in billions
$100
$90
$80
$70
$60
$50
$40
CAGR = 7.8%
$55.2
$61.6
$66.5
$72.0
$78.5
$83.6
$89.5
2018
2019p
2020E
2021E
2022E
2023E
2024E

Source: H2GC



North America Interactive Gross Win
$ in billions
$14
$12
$10
$8
$6
$4
$2
$0
CAGR = 12.9%
$5.5
$6.5
$7.3
$8.5
$10.2
$11.0
$11.9
2018
2019p
2020E
2021E
2022E
2023E
2024E

Source: H2GC

1) Source: H2GC estimates from July 2020

14

REEL KING
Power★Stars
COPS n ROBBERS
REEL KING
Multiplier

# LEISURE

- A leading supplier of gaming terminals to pubs, arcades, service areas and holiday resorts in the UK
- Ability to leverage top performing content across platforms
- Potential for digital transition to drive improved economics
  - Analog machines need to be physically removed to change the content, leading to high logistics costs.
  - Digital machines are connected to the server with multiple games


ANALOG MACHINES
Manual updates
1 game per machine
Lower daily cash box
Manual cash box collection
DIGITAL MACHINES
Multiple games per machine
Download games remotely
Refresh content frequently
Higher daily cash box
Ability to go cashless in future

INSPIRED
ESSENTIAL ENTERTAINMENT

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# Leader Across Multiple Complementary Product Verticals

| | | |
|---|---|---|
| **14,000+**<br>UK LBO<br>Installed Base | **8,400+**<br>UK Pubs<br>Installed Base | **7,000+**<br>UK Holiday Parks, AGCs and MSAs<br>Installed Base |
| **8,900+**<br>Greece VLT<br>Installed Base | **#1 SBG Game**<br>in Greece by<br>Customer Win per Day | **~100**<br>Live Interactive Customers |

Strong position across UK LBOs, pubs, holiday parks and MSAs in addition to Greek VLTs and Italian Virtual Sports

INSPIRED
ESSENTIAL ENTERTAINMENT

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# Proven Track-Record of Strong Content Development

*Three-time Virtual Sports supplier of the year at ICE and by EGR*

### Virtual Sports



### Gaming / Interactive Content

Reel King Multiplier

Centurion Reelus Maximus

Mega Cops 'n' Robbers

Super Hot Fruits

### Gaming Content & Hardware Development



Valor | Prismatic | Prismatic Community

**Inspired's omni-channel approach seeks to maximize return on investment by leveraging its content across multiple platforms**

INSPIRED ESSENTIAL ENTERTAINMENT

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# Long-Standing Customer Relationships

Representative Customers Under Contract (Length of Relationship)

| William Hill | Betfred | J D Wetherspoon | Paddy Power Betfair |
|---|---|---|---|
| 15+ years | 15+ years | 15+ years | 15+ years |
| Entain | Sky Bet | bet365 | Genting |
| 11+ years | 11+ years | 11 years | 9 years |

| Sisal | Lottomatica | Snaitech | Codere | opap |
|---|---|---|---|---|
| 9 years | 7 years | 7 years | 6 years | 3 years |

Strong customer retention across major blue-chip lottery, sports betting, gaming and pub operators

INSPIRED ESSENTIAL ENTERTAINMENT

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# Market Capitalization

| Capitalization Table | |
|---|---|
| ***(unaudited)*** <br> ***(US$ in millions, except per share data)*** | **Actual** <br> **12/31/20** |
| Cash | $47.1 |
| Senior Bank Debt[1] | 313.3 |
| Accrued Interest, Finance Lease Liabilities and Pension Liability[2] | 16.7 |
| Total Debt | $330.0 |
| **Net Debt** | **$282.9** |
| Diluted Shares Outstanding[3] (in millions) | 23.976 |
| Share Price (As of market close March 12, 2021) | $9.52 |
| **Equity Market Capitalization** | **$228.2** |
| **Implied Enterprise Value[4]** | **$511.1** |

Note: Balance sheet figures are as of December 31, 2020. Inspired's audit of its 2020 annual consolidated financial statements is not yet complete and accordingly all financial amounts referred to are unaudited and represent management's estimates. These amounts are subject to audit and may be subject to change as a result. Equity market capitalization as of market close on 3/12/21.

(1) Principal balance.

(2) Includes accrued interest of $6.8 million.

(3) As of March 12, 2021. Excludes 0.624 million unvested restricted stock and includes 1.382 million shares subject to vested RSUs.

(4) Equals Net Debt plus Equity Market Capitalization

INSPIRED ESSENTIAL ENTERTAINMENT

19

Appendix

2 1 S e g m e n t P e r f o r m a n c e F Y 2 0 2 0 Unau d i t e d, ( $ i n m i l li o n s ) G a m i n g Virtual Sports I n t e r a ct i v e L e i s u r e Corporate T o t al Revenue: Service $ 92.2 $ 32.4 $ 13.3 $ 40.8 $ — $ 178.7 Product 18.3 — — 2.8 — 21.1 Total revenue 110.5 32.4 13.3 43.6 — 199.8 Cost of sales, excluding depreciation and amortization: Cost of service (15.7) (2.9) (1.9) (9.6) — (30.1) Cost of product (12.4) — — (2.0) — (14.4) Selling, general and administrative expenses (24.5) (4.4) (3.9) (30.8) (21.2) (84.8) Stock - based compensation expense (0.8) (0.4) (0.3) (0.1) (3.2) (4.8) Acquisition and integration related transaction expenses — — — — (7.0) (7.0) Depreciation and amortization (27.6) (3.7) (2.3) (16.9) (1.8) (52.3) Net operating income (loss) 29.5 21.0 4.9 (15.8) (33.2) 6.4 Adjusted EBITDA (1) $ 57.9 $ 25.1 $ 7.5 $ 1.3 $ (19.7) $ 72.1 Twelve Months Ended December 31, 2020 Note: Inspired's audit of its 2020 annual consolidated financial statements is not yet complete and accordingly all financial amounts referred to are unaudited and represent management's estimates. These amounts are subject to audit and may be subject to change as a result. (1) See elsewhere in Appendix for reconciliation to most comparable GAAP measure.

2 2 S e g m e n t P e r f o r m a n c e F Y 2 0 1 9 Unaudited, ($ in millions) Gaming Virtual Sports Interactive Leisure Co r po r at e T ota l Re v e n ue : Service $ 73.8 $ 33.4 $ 4.7 $ 22.6 $ — $ 134.5 Product 17.7 — — 1.2 — 18.9 Total revenue 91.5 33.4 4.7 23.8 — 153.4 Cost of sales, excluding depreciation and amortization: Cost of service (18.1) (2.6) (0.7) (4.0) — (25.4) Cost of product (12.0) — — (0.9) — (12.9) Selling, general and administrative expenses (29.7) (6.0) (4.0) (12.7) (18.0) (70.4) Stock - based compensation expense (1.0) (0.6) (0.2) (0.1) (7.1) (9.0) Acquisition and integration related transaction expenses — — — — (6.7) (6.7) Depreciation and amortization (30.4) (2.6) (2.9) (3.8) (2.3) (42.0) Net operating income (loss) 0.3 21.6 (3.1) 2.3 (34.1) (13.0) Adjusted EBITDA (1) $ 32 . 8 $ 2 5 .2 $ 0.1 $ 6.2 $ (15 . 3) $ 49 . 0 Twelve Months Ended December 31, 2019 Note: Inspired's audit of its 2020 annual consolidated financial statements is not yet complete and accordingly all financial amounts referred to are unaudited and represent management's estimates. These amounts are subject to audit and may be subject to change as a result. (1) See elsewhere in Appendix for reconciliation to most comparable GAAP measure.

2 3 Non - GAAP Reconciliation: FY2020 Adjusted EBITDA by Segment Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions. Twelve Months Ended December 31, 2020 Unaudited, ($ in millions) Gaming Virtual Sports Interactive Leisure Co r po r at e T ota l Net gain (loss) $ 29.5 $ 21.0 $ 4.9 $ (15.8) $ (68.8) $ (29.2) Items Relating to Discontinued Activities Pension charges — — — — 0.6 0.6 Items outside the normal course of business: Costs of group restructure — — — — 0 .8 0.8 Acquisition and integration related transaction expenses — — — — 7.0 7.0 Impairment on interest in equity method investee — — — — 0.7 0.7 Stock - based compensation expense 0 . 8 0 .4 0 .3 0 . 1 3 . 2 4 .8 Depreciation and amortization 27.6 3.7 2.3 16.9 1.8 52.3 Total other expense (net) — — — — 34.7 34.7 Income tax — — — — 0.4 0.4 Adjusted EBITDA ($) $ 57.9 $ 25.1 $ 7.5 $ 1.3 $ (19.7) $ 72.1 Adjusted EBITDA (£) £ 44.3 £ 19.6 £ 5.9 £ 0.9 £ (15.2) £ 55.5 Exchange rate - $ to £ 1.29

2 4 Non - GAAP Reconciliation: FY2019 Adjusted EBITDA by Segment Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions. Twelve Months Ended December 31, 2019 Unaudited, ($ in millions) Gaming Virtual Sports Interactive Leisure Co r po r at e T ota l Net gain (loss) $ 0.3 $ 21.6 $ (3.1) $ 2.3 $ (58.1) $ (37.0) Items Relating to Discontinued Activities Pension charges — — — — 0.6 0.6 Items outside the normal course of business: Costs of group restructure 1.1 — 0.1 — 2.1 3.3 Acquisition and integration related transaction expenses — — — — 6.7 6.7 Italian tax related costs relating to prior years — 0.4 — — — 0.4 Stock - based compensation expense 1.0 0.6 0.2 0.1 7.1 9.0 Depreciation and amortization 30.4 2.6 2.9 3.8 2.3 42.0 Total other expense (net) — — — — 23.9 23.9 Income tax — — — — 0.1 0.1 Adjusted EBITDA ($) $ 32.8 $ 25.2 $ 0.1 $ 6.2 $ (15.3) $ 49.0 Adjusted EBITDA (£) £ 25.5 £ 19.7 £ 0.1 £ 4.8 £ (11.9) £ 38.2 Exchange rate - $ to £ 1.28

25